SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                  FORM 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 19, 2001



                            AmeriVest Properties Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Maryland                     1-14462                     84-1240264
 ---------------------------      ---------------             -----------------
(State or other jurisdiction     (Commission File            (IRS Employer
           of incorporation)           Number)               Identification No.)


          1780 South Bellaire Street, Suite 515, Denver, Colorado 80222
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 297-1800

Item 7. Financial Statements And Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

        Report of Independent Public Accountants                            F-1

        Statements of Revenue and Certain Expenses -
         for the nine months ended September 30, 2001
         (Unaudited) and for the year ended December 31, 2000               F-2

        Notes to Statements of Revenue and Certain Expenses                 F-3

(b) Unaudited Pro Forma Financial Information:

        Pro Forma Financial Information (Unaudited)                         F-5

        Pro Forma Consolidated Balance Sheet as of
         September 30, 2001 (Unaudited)                                     F-6

        Pro Forma Consolidated Statements of Operations
         (Unaudited):

                  For the nine months ended September 30, 2001              F-7
                  For the year ended December 31, 2000                      F-8

        Notes to Pro Forma Consolidated Financial Statements
         (Unaudited)                                                        F-9

(c) Statement of Estimated Taxable Operating Results and Cash
         to be Made Available by Operations for the Year ended
         December 31, 2000 (Unaudited)                                      F-11

        Note to Statement of Estimated Taxable Operating Results
         and Cash to be Made Available by Operations                        F-12

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Management of
     AmeriVest Properties Inc.:

We have audited the accompanying statement of revenue and certain expenses of Arrowhead Fountains Office Building (see Note 1) for the year ended December 31, 2000. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

This statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenue and expenses and/or financial position.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Arrowhead Fountains Office Building for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                            /s/  Arthur Andersen LLP
                                            ----------------------------------
                                                 Arthur Andersen LLP


Denver, Colorado
October 25, 2001

                       ARROWHEAD FOUNTAINS OFFICE BUILDING

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES



                                                   For the Nine   For the Year
                                                   Months Ended       Ended
                                                   September 30,   December 31,
                                                       2001            2000
                                                    ----------      ----------
                                                    (Unaudited)
REVENUE:
     Rental revenue                                 $1,527,968      $1,526,604
     Other revenue                                      66,837          34,868
                                                    ----------      ----------

                    Total revenue                    1,594,805       1,561,472
                                                    ----------      ----------

CERTAIN EXPENSES:
     Repairs and maintenance                            45,350          55,663
     Utilities                                         132,230         167,508
     Property taxes                                    114,669         153,674
     Property management fees                           43,231          38,757
     Operating services                                115,549         154,869
                                                    ----------      ----------

                    Total expenses                     451,029         570,471
                                                    ----------      ----------

EXCESS REVENUE OVER CERTAIN
     EXPENSES                                       $1,143,776      $  991,001
                                                    ==========      ==========


   The accompanying notes are an integral part of these financial statements.

                       ARROWHEAD FOUNTAINS OFFICE BUILDING

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 2000


NOTE 1 - BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses reflect the operations of Arrowhead Fountains Office Building ("Arrowhead Fountains" or the "Property"). The Property consists of one office building located in suburban Phoenix, Arizona. The Property contains approximately 96,000 net rentable square feet and is located on approximately 5 acres of land. As of December 31, 2000, the Property had an occupancy percentage of approximately 90%.

The Property was acquired by AmeriVest Properties Inc. and subsidiaries ("AmeriVest") from an unrelated party on November 19, 2001 for $12,750,000, which was paid by the assumption of the existing loan in the amount of $9,300,000 and the balance from a portion of the proceeds of our late July 2001 public offering. In addition, AmeriVest incurred approximately $219,000 in related acquisition fees and costs, of which, approximately $175,000 represents the advisory fee due to Sheridan Realty Advisors, LLC in connection with the acquisition per the Property Management and Advisory Agreement.

The accounting records of the Property are maintained on the accrual basis. The accompanying statements of revenue and certain expenses are prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumption that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

Interim Information (Unaudited)
-------------------------------

In the opinion of management, the unaudited information as of September 30, 2001 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2001. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

                       ARROWHEAD FOUNTAINS OFFICE BUILDING

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 2000


NOTE 2 - OPERATING LEASES

The Property's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable.

Future minimum rentals on these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2000, are as follows:

          Year Ending December 31:
                2001                                    $ 1,865,048
                2002                                      1,844,715
                2003                                      1,760,082
                2004                                      1,492,072
                2005                                      1,258,276
                Thereafter                                2,329,642
                                                        -----------
                                                        $10,549,835
                                                        ===========

The following table exhibits those tenants who accounted for greater than 10% of the revenues for the year ended December 31, 2000, and the corresponding percentage of the future minimum rentals above:

                                Percentage of           Percentage of Future
                Tenant          2000 Revenues             Minimum Rentals
                ------          -------------             ---------------
                  A                 24.4%                      18.4%
                  B                 11.5%                      13.9%
                  C                 12.5%                       5.6%
                  D                 17.0%                      33.3%

Tenant A is a real estate brokerage firm, tenants B and C are financial services firms and tenant D is an insurance company.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                         PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)


The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2001 as adjusted for the acquisition of Arrowhead Fountains, as if the transaction had occurred on September 30, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 combine the historical operations of AmeriVest with the historical operations of Arrowhead Fountains as if the transaction had occurred on January 1, 2000.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and Arrowhead Fountains. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in AmeriVest's previous filings with the SEC.



                             AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                         SEPTEMBER 30, 2001
                                             (Unaudited)


                                                                    Acquisition
                                                                        of
                                                   AmeriVest         Arrowhead          Pro Forma
                                                 (Historical)        Fountains          Combined
                                                 ------------      ------------       ------------
ASSETS
   Investment in Real Estate
      Land                                      $  9,960,376       $  2,605,671 (b)   $ 12,566,047
      Building and improvements                   50,417,352         10,422,683 (b)     60,840,035
      Furniture, fixtures and equipment              155,808               --              155,808
      Tenant improvements                          1,431,132               --            1,431,132
      Tenant leasing commissions                     271,632               --              271,632
      Less: accumulated depreciation and
              amortization                        (2,717,634)              --           (2,717,634)
                                                ------------       ------------       ------------

         Net Investment in Real Estate            59,518,666         13,028,354         72,547,020

   Cash and cash equivalents                       9,216,887         (3,494,202)(a)      5,722,685
   Accounts receivable                               156,853               --              156,853
   Deferred rent receivable                          324,330               --              324,330
   Deferred financing costs, net                     463,351             93,000 (c)        556,351
   Prepaid expenses, escrows and other assets      1,346,069               --            1,346,069
                                                ------------       ------------       ------------

                    Total Assets                $ 71,026,156       $  9,627,152       $ 80,653,308
                                                ============       ============       ============


LIABILITIES
   Mortgage loans and notes payable             $ 41,875,236       $  9,300,000 (c)   $ 51,175,236
   Accounts payable and accrued expenses           1,662,097            201,996 (d)      1,864,093
   Accrued real estate taxes                         810,955             38,223 (b)        849,178
   Prepaid rents and security deposits               990,573             33,579 (b)      1,024,152
   Dividends payable                                 826,605               --              826,605
                                                ------------       ------------       ------------

                    Total Liabilities             46,165,466          9,573,798         55,739,264
                                                ------------       ------------       ------------

OWNERS' EQUITY
   Common stock                                        6,613               --                6,613

   Capital in excess of par value                 30,709,501             53,354 (e)     30,762,855

   Distributions in excess of accumulated
              earnings                            (5,855,424)              --           (5,855,424)
                                                ------------       ------------       ------------

                    Total Owners' Equity          24,860,690             53,354         24,914,044
                                                ------------       ------------       ------------

    Total Liabilities and Owners' Equity        $ 71,026,156       $  9,627,152       $ 80,653,308
                                                ============       ============       ============


                    See notes to the pro forma consolidated financial statements.

                                                 F-6



                               AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  NINE MONTHS ENDED SEPTEMBER 30, 2001
                                               (Unaudited)


                                                       Historical
                                                --------------------------
                                                               Arrowhead      Pro Forma      Pro Forma
                                                 AmeriVest     Fountains     Adjustments     Combined
                                                -----------   -----------    -----------    -----------
REAL ESTATE OPERATING REVENUE
   Rental revenue                               $ 7,496,114    $ 1,594,805   $      --      $ 9,090,919
                                                -----------    -----------   -----------    -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                          1,955,488        290,749          --        2,246,237
      Real estate taxes                             594,282        114,669          --          708,951
      Management fees                               380,653         43,231        33,833(f)     457,717
   General and administrative                       521,266          2,380          --          523,646
   Impairment of deferred rents receivable          326,113           --            --          326,113
   Interest                                       2,336,038           --         451,521(g)   2,787,559
   Depreciation and amortization                  1,667,362           --         195,425(h)   1,862,787
                                                -----------    -----------   -----------    -----------

                                                  7,781,202        451,029       680,779      8,913,010
                                                -----------    -----------   -----------    -----------

OTHER INCOME
   Interest income                                   92,366           --            --           92,366
   Equity in loss of unconsolidated affiliate       (10,843)          --            --          (10,843)
                                                -----------    -----------   -----------    -----------
                                                     81,523           --            --           81,523
                                                -----------    -----------   -----------    -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                                  (203,565)     1,143,776      (680,779)       259,432

GAIN ON SALE OF REAL ESTATE                       1,143,698           --            --        1,143,698
                                                ===========    ===========   ===========    ===========
NET INCOME (LOSS)                               $   940,133    $ 1,143,776   $  (680,779)   $ 1,403,130
                                                ===========    ===========   ===========    ===========

NET INCOME PER COMMON SHARE
     Basic                                      $      0.23                                 $      0.35
                                                ===========                                 ===========

     Diluted                                    $      0.23                                 $      0.34
                                                ===========                                 ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                        4,020,898                                   4,020,898
                                                ===========                                 ===========

     Diluted                                      4,143,767                                   4,143,767
                                                ===========                                 ===========


                      See notes to the pro forma consolidated financial statements.

                                                  F-7



                               AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                      YEAR ENDED DECEMBER 31, 2000
                                               (Unaudited)


                                                        Historical
                                                --------------------------
                                                                Arrowhead     Pro Forma      Pro Forma
                                                 AmeriVest      Fountains    Adjustments     Combined
                                                -----------    -----------   -----------    -----------

REAL ESTATE OPERATING REVENUE
   Rental revenue                               $ 7,222,437    $ 1,561,472   $      --      $ 8,783,909
                                                -----------    -----------   -----------    -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                          1,946,633        375,660          --        2,322,293
      Real estate taxes                             668,224        153,674          --          821,898
      Management fees                               344,636         38,757        36,215(f)     419,608
   General and administrative                       517,019          2,380          --          519,399
   Severance expense                                255,442           --            --          255,442
   Interest                                       2,167,869           --         812,341(g)   2,980,210
   Depreciation and amortization                  1,205,795           --         260,567(h)   1,466,362
                                                -----------    -----------   -----------    -----------
                                                  7,105,618        570,471     1,109,123      8,785,212
                                                -----------    -----------   -----------    -----------

OTHER INCOME
   Interest income                                   55,874           --            --           55,874
   Equity in loss of unconsolidated affiliate       (52,808)          --            --          (52,808)
                                                -----------   -----------    -----------    -----------
                                                      3,066           --            --            3,066
                                                -----------   -----------    -----------    -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                                   119,885        991,001    (1,109,123)         1,763

GAIN ON SALE OF REAL ESTATE                       2,556,839           --            --        2,556,839
                                                -----------    -----------   -----------    -----------

NET INCOME (LOSS)                               $ 2,676,724    $   991,001   $(1,109,123)   $ 2,558,602
                                                ===========    ===========   ===========    ===========

NET INCOME PER COMMON SHARE
     Basic and diluted                          $      1.07                                 $      1.03
                                                ===========                                 ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                        2,492,584                                   2,492,584
                                                ===========                                 ===========

     Diluted                                      2,495,919                                   2,495,919
                                                ===========                                 ===========


                      See notes to the pro forma consolidated financial statements.

                                                   F-8

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Arrowhead Fountains by AmeriVest.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2001 as adjusted for the acquisition of Arrowhead Fountains, as if the transaction had occurred on September 30, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 combine the historical operations of AmeriVest with the historical operations of Arrowhead Fountains as if the transaction had occurred on January 1, 2000.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) The net cash paid for Arrowhead Fountains consists of the following:

           Purchase price                                       $ 12,750,000
           Estimated acquisition costs                                50,000
           Advisory fee per Sheridan Realty Advisors, LLC
              agreement                                              175,000
           Loan origination fee                                       93,000
           Less: loan balance assumed                             (9,300,000)
           Less: accrued advisory fee                               (175,000)
           Less: credit for accrued real estate taxes                (38,223)
           Less: credit for security deposits                        (33,579)
           Less: credit for accrued interest                         (26,996)
                                                                ------------
           Cash paid                                            $  3,494,202

(b) The purchase price of Arrowhead Fountains was allocated to the assets and liabilities based on estimated fair values.

(c) The loan in the amount of $9.3 million, which was assumed from the previous owner, bears interest at 1-month LIBOR plus 190 basis points and matures on December 5, 2003. AmeriVest paid a 1% loan origination fee, which has been capitalized and is being amortized over the remaining life of the loan.

(d) Consists of the advisory fee of $175,000 due to Sheridan Realty Advisors, LLC in connection with the acquisition of Arrowhead Fountains per the Property Management and Advisory Agreement and $26,996 in accrued interest on the assumed loan.

(e) Fair value of 73,500 incentive warrants granted to Sheridan Realty Advisors, LLC in connection with the acquisition of Arrowhead Fountains per the Property Management and Advisory Agreement.

(f) Adjustment to management fees pursuant to the Property Management and Advisory Agreement:
                                            Nine Months
                                               Ended              Year Ended
                                           September 30,          December 31,
                                               2001                   2000
                                           --------------        --------------
     Elimination of historical
          management fees                  $      (43,231)       $      (38,757)
     Management fees per Sheridan Realty
          Advisors, LLC agreement                  77,064                74,972
                                           --------------        --------------
     Pro forma adjustment                  $       33,833        $       36,215
                                           ==============        ==============

(g) Interest expense to be recognized related to the mortgage loan assumed upon the acquisition of Arrowhead Fountains. Includes loan interest calculated at 1-month LIBOR (used 4.32% and 6.58% for the nine months ended September 30, 2001 and the year ended December 31, 2000, respectively, based on an average of 1-month LIBOR during the respective periods) plus 190 basis points and the amortization of the loan origination fee.

(h) Depreciation expense calculated assuming a 40-year useful life.

NOTE 3 - INCOME PER SHARE

Pro forma income per common share for the nine months ended September 30, 2001 and the year ended December 31, 2000 is computed based on the weighted average number of common shares outstanding during the periods presented.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)


The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of Arrowhead Fountains) based upon the pro forma consolidated statement of operations for the year ended December 31, 2000. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.



Revenue                                                   $8,777,744
                                                          ----------

Expenses:
     Operating expenses                                    2,322,293
     Real estate taxes                                       821,898
     Management fees                                         419,608
     General and administrative                              519,399
     Severance expense                                       255,442
     Interest                                              2,980,210
     Depreciation and amortization                         1,003,864
                                                          ----------

                    Total expenses                         8,322,714
                                                          ----------

Estimated Taxable Operating Income                           455,030

     Add back depreciation and amortization                1,003,864
                                                          ----------

Estimated Cash to be Made Available by Operations         $1,458,894
                                                          ==========

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

            NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

Depreciation has been estimated based upon an allocation of the purchase price of Arrowhead Fountains to land (20%) and building (80%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMERIVEST PROPERTIES INC.


January 23, 2002
                                            By:  /s/  D. Scott Ikenberry
                                               --------------------------------
                                                      D. Scott Ikenberry
                                                      Chief Financial Officer